UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

_____________________

 VERSO PAPER CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)

_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
A special meeting of the stockholders of Verso Paper Corp., or “Verso,” was held on August 12, 2014. At the meeting, Verso’s stockholders voted on and approved six proposals as described in the joint proxy and information statement/prospectus dated July 31, 2014. The votes cast with respect to each proposal were as follows:

Proposal 1.
Approve the issuance of shares of Verso common stock to the stockholders of NewPage Holdings Inc., or “NewPage,” as part of the Merger Consideration pursuant to the Agreement and Plan of Merger dated as of January 3, 2014, among NewPage, Verso and Verso Merger Sub Inc., or “Merger Sub,” pursuant to which Merger Sub will merge with and into NewPage and NewPage will continue as the surviving corporation and an indirect, wholly owned subsidiary of Verso, which transaction is referred to as the “Merger.”

For	Against	Abstain	Broker Non-Votes
47,174,656	22,446	2,403	—

Proposal 2.
Approve the issuance of Verso Warrants to the holders of Old Second Lien Notes participating in the Second Lien Notes Exchange Offer, and shares of Verso common stock issuable upon the conversion of such Verso Warrants immediately prior to the consummation of the Merger and the issuance of shares of Verso common stock as part of the Merger Consideration, as each such term is defined in the joint proxy and information statement/prospectus.

For	Against	Abstain	Broker Non-Votes
47,173,416	22,686	3,403	—

Proposal 3.
Approve the issuance of Verso Warrants to the holders of Old Subordinated Notes participating in the Subordinated Notes Exchange Offer, and shares of Verso common stock issuable upon the conversion of such Verso Warrants immediately prior to the consummation of the Merger and the issuance of shares of Verso common stock as part of the Merger Consideration, as each such term is defined in the joint proxy and information statement/prospectus.

For	Against	Abstain	Broker Non-Votes
47,173,350	22,646	3,509	—

Proposal 4.	Approve Verso’s Amended and Restated 2008 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
47,163,736	33,758	2,011	—

Proposal 5.	Approve and adopt the amendment of Verso’s Amended and Restated Certificate of Incorporation to change its corporate name to Verso Corporation effective upon the consummation of the Merger.

For	Against	Abstain	Broker Non-Votes
47,178,415	15,487	5,603	—

Proposal 6.	Approve any adjournment of the Verso special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the time of the Verso special meeting.

For	Against	Abstain	Broker Non-Votes
47,143,040	52,956	3,509	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 14, 2014

VERSO PAPER CORP.

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary